Exhibit 10.1
THIRD AMENDMENT
TO
LOAN AND SECURITY AGREEMENT
     THIS THIRD AMENDMENT to Loan and Security Agreement (this “Amendment”) is entered into this 9th day of February 2011, by and between Silicon Valley Bank (“Bank”) and Comarco, Inc., a California corporation and Comarco Wireless Technologies, Inc., a Delaware corporation (jointly and severally, “Borrower”) whose address is 25541 Commercentre Drive, Lake Forest, CA 92630.
Recitals
     A. Bank and Borrower have entered into that certain Loan and Security Agreement dated as of February 12, 2009 (as the same may from time to time be amended, modified, supplemented or restated, the “Loan Agreement”).
     B. Bank has extended credit to Borrower for the purposes permitted in the Loan Agreement.
     C. Borrower has requested that Bank amend the Loan Agreement, as herein set forth, and Bank has agreed to the same, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth herein.
Agreement
     Now, Therefore, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:
     1. Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.
     2. Amendments to Loan Agreement. The Loan Agreement is amended as follows, effective on the date hereof (except where a different effective date is specified below):
          2.1 Modification Regarding Interest Rates. Section 2.3(a) of the Loan Agreement is hereby amended in its entirety to read as follows:
(a) Interest Rate; Advances. Subject to Section 2.3(b), the principal amount outstanding under the Revolving Line shall accrue interest at a per annum rate equal to three and one-quarter percentage points (3.25%) above the Prime Rate, provided that the interest rate in effect on any day shall not be less than 6.5% per annum, which interest shall be payable monthly.
          2.2 Modification Regarding Collateral Monitoring Fee. Section 2.4(b) of the Loan Agreement is hereby amended in its entirety to read as follows:
(b) Collateral Monitoring Fee. A monthly collateral monitoring fee of $1,000, payable in arrears on the last day of each month (prorated for any partial month at the beginning and upon termination of this Agreement); and
          2.3 Modification Regarding Interim Projections. Section 6.2(a)(vi) of the Loan Agreement is hereby amended in its entirety to read as follows:
(vi)	within thirty (30) days prior to the end of each fiscal year of Borrower, (A) annual operating forecasts (including income statements, balance sheets and cash flow statements, by month) for the upcoming fiscal year of Borrower, and (B) annual financial projections for the following fiscal year (on a quarterly basis) as approved by Borrower’s board of directors, together with any related business forecasts used in the preparation of such annual financial projections; Borrower shall provide to Bank, upon completion thereof, any interim updates of with respect to any of the foregoing; and
          2.4 Modification Regarding Audits. The sentence in Section 6.6 of the Loan Agreement that currently reads as follows:
The initial audit of Borrower’s Collateral and Books will be conducted within ninety (90) days of the Effective Date, and thereafter, the parties contemplate that such audits will be performed no more frequently than semi-annually, but nothing herein restricts Bank’s right to conduct such audits more frequently if (i) Bank believes that it is advisable to do so in Bank’s good faith business judgment, or (ii) Bank believes in good faith that a Default or Event of Default has occurred.
is hereby amended in its entirety to read as follows:
The initial audit of Borrower’s Collateral and Books will be conducted within ninety (90) days of the Effective Date, and thereafter, the parties contemplate that such audits will be performed no more frequently than annually; provided, however, if the principal amount of all outstanding Obligations exceeds $2,000,000 for thirty (30) consecutive days, then such audits will be performed semi-annually; provided, further, nothing herein restricts Bank’s right to conduct such audits more frequently if (i) Bank believes that it is advisable to do so in Bank’s good faith business judgment, or (ii) Bank believes in good faith that a Default or Event of Default has occurred.
          2.5 Modification Regarding Change in Business, Management, Ownership or Business Locations. Section 7.2(c) of the Loan Agreement is hereby amended in its entirety to read as follows:
(c) (i) permit or suffer a Change in Control or (ii) any Key Person ceases to hold such offices with Borrower and replacements satisfactory to Bank are not made within 30 days after his, her or their departure from Borrower;
          2.6 Modification Adding the Definition of Key Persons. The definition of “Key Persons” is hereby added to Section 13.1 of the Loan Agreement and shall read as follows:
“Key Person” is any of Borrower’s Chief Executive Officer and Chief Financial Officer who are, as of the Effective Date, Sam Inman and Winston Hickman, respectively.
          2.7 Modification Regarding Prime Rate. The definition of “Prime Rate” set forth in Section 13.1 of the Loan Agreement is hereby amended in its entirety to read as follows:
“Prime Rate” is, on any date, the greater of (i) three and one-quarter percent (3.25%) or (ii) the highest of the prime rates most recently published in the Wall Street Journal as the base rate on corporate loans at large U.S. banks.
          2.8 Modification Regarding Revolving Line Maturity Date. The definition of “Revolving Line Maturity Date” set forth in Section 13.1 of the Loan Agreement is hereby amended in its entirety to read as follows:
“Revolving Line Maturity Date” is February 9, 2012.
     3. Limitation of Amendments.
          3.1 The amendments set forth in Section 2, above, are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Bank may now have or may have in the future under or in connection with any Loan Document.

          3.2 This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.
     4. Representations and Warranties. To induce Bank to enter into this Amendment, Borrower hereby represents and warrants to Bank as follows:
          4.1 Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing;
          4.2 Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;
          4.3 The organizational documents of Borrower delivered to Bank on the Effective Date remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;
          4.4 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;
          4.5 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting Borrower, (b) any contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;
          4.6 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on either Borrower, except as already has been obtained or made; and
          4.7 This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

     5. Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.
     6. Effectiveness. This Amendment shall be deemed effective upon (a) the due execution and delivery to Bank of this Amendment by each party hereto, (b) Borrower’s payment of an amendment fee in an amount equal to $50,000 and (c) Bank’s receipt of the Consent to Amendment and Reaffirmation of Guaranty attached hereto, duly executed and delivered by each Guarantor (unless Bank, in its sole discretion at any time waives in writing the receipt of any such Consent).
[Signature page follows.]

     In Witness Whereof, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

BANK		BORROWER

Silicon Valley Bank		Comarco, Inc.

By:	/s/ Brett Maver	By:	/s/ Sam Inman III

Name:	Brett Maver	Name:	Sam Inman III

Title:	VP & RM	Title:	President & CEO

BORROWER

Comarco Wireless Technologies, Inc.

		By:	/s/ Winston Hickman

		Name:	Winston Hickman

		Title:	CFO

CONSENT TO AMENDMENT
AND REAFFIRMATION OF GUARANTY
     Each of the undersigned acknowledges that his consent to the foregoing Third Amendment to Loan and Security Agreement dated as of even date herewith (the “Amendment”) is not required, but the undersigned nevertheless does hereby consent to the terms and conditions of the Amendment and agrees that the Guaranty of the undersigned relating to the Obligations of Borrower shall continue in full force and effect, shall be valid and enforceable and shall not be impaired or otherwise affected by the execution of the Amendment or any other document or instrument delivered in connection herewith.
     Each of the undersigned represents and warrants that, after giving effect to the Amendment, all representations and warranties of the undersigned contained in the Guaranty are true, accurate and complete as if made the date hereof.
Dated as of February 9th, 2011

GUARANTOR	COMARCO, INC.

	By:	/s/ Sam Inman III

	Name:	Sam Inman III

	Title:	President & CEO

GUARANTOR	COMARCO WIRELESS TECHNOLOGIES, INC.

	By:	/s/ Winston Hickman

	Name:	Winston Hickman

	Title:	CFO